6. FIXED ASSETS	12 Months Ended
Sep. 30, 2019
Property, Plant and Equipment [Abstract]
FIXED ASSETS

Fixed assets, net of accumulated depreciation, was $130,472 and $169,333 as of September 30, 2019 and 2018, respectively. Accumulated depreciation was $379,259 and $532,966 as of September 30, 2019 and 2018, respectively. Total depreciation expense was $86,016 and $60,393 for the years ended September 30, 2019 and 2018, respectively. All equipment is used for selling, general and administrative purposes and accordingly all depreciation is classified in selling, general and administrative expenses.

Property and equipment as of September 30, 2019 and 2018 was comprised of the following:

	Estimated	September 30,	September 30,
	Useful Lives	2019	2018
Machinery and equipment	2-10 years	$412,238	$332,306
Leasehold improvements	2-3 years	3,612	276,112
Furniture and fixtures	2-3 years	58,051	58,051
Software and websites	3- 7 years	35,830	35,830
Less: accumulated depreciation		(379,259)	(532,966)
		$130,472	$169,333